                                                                  EXHIBIT 10.10

                     SIXTH AMENDMENT, WAIVER AND CONSENT TO
                           LOAN AND SECURITY AGREEMENT

                  SIXTH AMENDMENT, WAIVER AND CONSENT (this "Amendment"), dated as of November 18, 2004, to the Loan and Security Agreement, dated as of May 31, 2001 (as amended by the First Amendment dated as of March 18, 2002, by the Second Amendment dated as of May 15, 2002, by the Third Amendment dated as of May 16, 2003, by the Fourth Amendment dated as of December 31, 2003 and by the Fifth Amendment dated as of June 29, 2004, and as further amended and supplemented from time to time, the "Loan Agreement"), by and among METALICO, INC., a Delaware corporation (the "Parent"), certain subsidiaries of the Parent identified on the signature pages thereof (such Subsidiaries, together with the Parent, are referred to hereinafter each individually as a "Borrower", and collectively, as the "Borrowers"), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as lender (the "Lender").

                  Borrowers have requested that the Lender, and the Lender has agreed to, (A) amend the definition of the terms "Permitted Purchase Money Indebtedness" and "Permitted Liens" and (B) waive any Event of Default that would otherwise arise under Section 8.2 of the Loan Agreement by reason of the Parent's noncompliance with (i) the Indebtedness covenant set forth in Section
7.1 of the Loan Agreement as a result of (A) the issuance by the Parent of convertible notes, each dated as of or after November 18, 2004, issued for an aggregate principal amount not to exceed $7,000,000 (each a "Convertible Note" and collectively, the "Convertible Notes"), substantially in the form attached hereto as Annex A, (B) the issuance by the Parent (or a Subsidiary thereof) of a promissory note to the order of AmSouth Bank in a principal amount not to exceed $4,000,000, which note is secured solely by a Mortgage on the Birmingham Facility in favor of AmSouth Bank and (C) the assumption of debt of the acquired company set forth in the Stock Purchase Agreement, dated on or about November 18, 2004 and delivered to Lender on or about the date hereof (the "Acquisition Company"), in an aggregate principal amount not to exceed $1,100,000 and (ii) the Investments covenant set forth in Section 7.13 of the Loan Agreement as a result of the purchase of all of the issued and outstanding Stock of the Acquisition Company by Metallico Lyell Acquisitions, Inc, a New York corporation and wholly owned subsidiary of Parent ("Lyell"), all in accordance with the terms and conditions set forth herein.

                  1. All terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.

                  2. The definition of the term "Permitted Liens" is hereby amended by (i) deleting "and" before clause (l), (ii) deleting "." after clause (l) and substituting "and" therefor and (iii) adding a new clause "(m)" to read as follows: "(m) Liens in favor of AmSouth Bank on the Birmingham Facility."

                  3. The definition of the term "Permitted Purchase Money Indebtedness" is hereby amended by (i) deleting the reference to "$500,000" set forth therein and (ii) inserting in lieu thereof "$1,000,000".

                  4. A definition of the term "Birmingham Facility" is hereby inserted, in appropriate alphabetical order, to read as follows:

                  "'Birmingham Facility' means the real property located at 18 West Oxmoor Road, Birmingham, Alabama, including without limitation, the land on which such facility is located, all buildings and other improvements thereon, and all fixtures located at or used in connection with each such facility, all whether now or hereafter existing."

                  5. In addition to the Permitted Purchase Money Indebtedness and subject to Section 6 hereof, Lender consents to, and waives any Event of Default that would otherwise arise under Section 8.2 of the Loan Agreement by reason of (i) the Parent incurring additional unsecured Indebtedness in an aggregate principal amount not to exceed $7,000,000 pursuant to the terms of the Convertible Notes, (ii) the Parent (or any of its Subsidiaries) incurring additional secured Indebtedness in an aggregate principal amount not to exceed $4,000,000 so long as the collateral securing such Indebtedness is limited solely to a Mortgage on the Birmingham Facility in favor of AmSouth Bank, (iii) the Parent (or any of its Subsidiaries) incurring additional Indebtedness of the Acquisition Company in an aggregate principal amount not to exceed $1,100,000 and (iv) Lyell purchasing all of the issued and outstanding Stock of the Acquisition Company for an aggregate purchase price not to exceed $7,500,000.

                  6. This Amendment (i) shall become effective as of the date set forth above when signed by the Lender and the Borrowers, (ii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iii) does not allow for any other or further departure from the terms and conditions of the Loan Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

                  7. Borrowers shall pay to Lender an amendment fee equal to $10,000, the payment of which shall be effected by Lender charging such fee to Borrowers' Loan Account, which fee shall be fully earned and nonrefundable as of the date hereof, and shall be due and payable on January 1, 2005.

                  8. (a) Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the date hereof, (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

                           (b)      Borrowers hereby acknowledge and agree that
this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

                  9. Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and charges of counsel to the Lender) in connection with this Amendment.

                  10. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                           (b)      Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (c)      This Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank.]

                                                              EXECUTION VERSION

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                         METALICO, INC.,
                                         a Delaware corporation
                                         METALICO-COLLEGE GROVE, INC.,
                                         a Tennessee corporation
                                         HHP CORPORATION,
                                         a Tennessee corporation
                                         METALICO-EVANS, INC.,
                                         a Georgia corporation
                                         METALICO-GRANITE CITY, INC.,
                                         an Illinois corporation
                                         WEST COAST SHOT, INC.,
                                         a Nevada corporation
                                         METALLICO LYELL ACQUISITIONS, INC.,
                                         a New York corporation
                                         LAKE ERIE RECYCLING CORP.,
                                         a New York corporation
                                         METALICO HARTFORD, INC.,
                                         a Connecticut corporation
                                         SANTA ROSA LEAD PRODUCTS, INC.,
                                         a California corporation
                                         GULF COAST RECYCLING, INC.,
                                         a Florida corporation
                                         METALICO ALUMINUM RECOVERY, INC.,
                                         a New York corporation
                                         BUFFALO HAULING CORP.,
                                         a New York corporation
                                         MAYCO INDUSTRIES, INC.,
                                         an Alabama corporation



                                         By:
                                            -----------------------------------
                                            Name:
                                            Title: Authorized Representative

Accepted and agreed to
as of the date first above written:

WELLS FARGO FOOTHILL, INC.



By:
   ---------------------------------
   Name:
   Title:

                                JOINDER AGREEMENT

                  THIS JOINDER AGREEMENT, dated as of the 18th day of November, 2004 (the "Agreement"), to the Loan Agreement referred to below is entered into by Samuel Frank Metal Company, Inc. a New York corporation (the "Additional Borrower"), in favor of Wells Fargo Foothill, Inc., a California corporation, as lender (the "Lender");

                  WHEREAS, Metalico, Inc., a Delaware corporation (the "Parent"), and each of the Subsidiaries of Parent party thereto (such Subsidiaries, together with Parent, each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers") and the Lender are party to a certain Loan and Security Agreement dated as of May 31, 2001 (as amended by the First Amendment dated as of March 18, 2002, by the Second Amendment dated as of May 15, 2002, by the Third Amendment dated as of May 16, 2003, by the Fourth Amendment dated as of December 31, 2003, by the Fifth Amendment dated as of June 29, 2004 and by the Sixth Amendment dated as of November 18, 2004, and as further amended and supplemented from time to time, the "Loan Agreement"; all capitalized terms that are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein);

                  WHEREAS, the Parent has requested the Additional Borrower (i) to be joined (A) to the Loan Agreement as a "Borrower", (B) to the Contribution Agreement as an "Obligor" as defined therein, (C) to the Pledge Agreement as a "Pledgor" as defined therein, and (D) to the Fee Letter, in each case pursuant to this Agreement and (ii) to become jointly and severally liable with the Borrowers for the Obligations;

                  WHEREAS, the Lender has agreed to such request subject to the terms and conditions hereinafter set forth.

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

                  Joinder of Additional Borrower to the Loan Agreement. a) By its execution of this Agreement, the Additional Borrower hereby (i) confirms that, after giving effect to the supplement to the schedules to the Loan Agreement provided for in Section 1(b) below, each representation and warranty contained in Section 5 of the Loan Agreement is true and correct as they relate to the Additional Borrower as of the effective date of this Agreement, (ii) grants to the Lender, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by the Additional Borrower of its covenants and duties under the Loan Documents, which Lien in and to the Collateral shall attach to all Collateral without further action on the part of the Lender or the Additional Borrower, (iii) agrees that from and after the effective date of this Agreement it shall be a Borrower under the Loan Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (iv) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Borrower hereby agrees that each reference to a "Borrower" or the "Borrowers" in the Loan Agreement and the other Loan Documents shall include the Additional Borrower. The Additional Borrower acknowledges that it has received a copy of the Loan Agreement and the other Loan Documents and that it has read and understands the terms thereof.

                  Schedules. Attached as Exhibit A hereto are updated copies of each Schedule referenced in the Loan Agreement revised to include all information required to be provided therein with respect to, and only with respect to, the Additional Borrower. Each such Schedule shall be attached to the applicable schedule of the Loan Agreement, the applicable Loan Agreement shall be so supplemented thereby and on and after the date hereof all references in any Loan Document to any Schedule of the Loan Agreement shall mean such Schedule as so supplemented, provided, that any use of the term "as of the date hereof" or any term of similar import, in any provision of the Loan Agreement relating to the Additional Borrower or any of the information supplemented to such Schedule hereby, such term shall be deemed to refer to the effective date of this Joinder Agreement.

                  Joinder of Additional Borrower to the Pledge Agreement. b) By its execution of this Agreement, the Additional Borrower hereby (i) confirms that, after giving effect to the supplement to the schedules to the Pledge Agreement provided for in Section 2(b) below, each representation and warranty contained in Section 5 of the Pledge Agreement is true and correct as to the Additional Borrower as of the effective date of this Agreement, (ii) agrees that from and after the effective date of this Agreement it shall be an Pledgor under the Pledge Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (iii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Borrower hereby agrees that each reference to a "Pledgor" or the "Pledgors" in the Pledge Agreement shall include the Additional Borrower. The Additional Borrower acknowledges that it has received a copy of the Pledge Agreement and that it has read and understands the terms thereof.

                  Schedules. Attached as Exhibit B hereto are updated copies of each Schedule referenced in the Pledge Agreement revised to include all information required to be provided therein with respect to, and only with respect to, the Additional Borrower. Each such Schedule shall be attached to the applicable schedule of the Pledge Agreement, the applicable Pledge Agreement shall be so supplemented thereby and on and after the date hereof all references in any Loan Document to any Schedule of the Pledge Agreement shall mean such Schedule as so supplemented, provided, that any use of the term "as of the date hereof" or any term of similar import, in any provision of the Pledge Agreement relating to the Additional Borrower or any of the information supplemented to such Schedule hereby, such term shall be deemed to refer to the effective date of this Joinder Agreement.

                  Joinder of Additional Borrower to the Contribution Agreement. By its execution of this Agreement, the Additional Borrower hereby (i) confirms that the representations and warranties contained in Section 4 of the Contribution Agreement are true and correct as to the Additional Borrower as of the effective date of this Agreement, (ii) agrees that from and after the effective date of this Agreement it shall be an Obligor under the Contribution Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (iii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Borrower hereby agrees that each reference to an

"Obligor" or the "Obligors" in the Contribution Agreement shall include the Additional Borrower. The Additional Borrower acknowledges that it has received a copy of the Contribution Agreement and that it has read and understands the terms thereof.

                  Joinder of Additional Borrower to the Fee Letter. By its execution of this Agreement, the Additional Borrower hereby agrees that (a) from and after the effective date of this Agreement it shall be a Borrower under the Fee Letter as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (b) it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Borrower hereby agrees that each reference to a "Borrower" or "Borrowers" in the Fee Letter shall include the Additional Borrower. The Additional Borrower acknowledges that it has received a copy of the Fee Letter and that it has read and understands the terms thereof.

                  Effectiveness. This Agreement shall become effective upon: receipt by the Lender of an originally executed counterpart hereof;

                           receipt by the Lender of a landlord waiver, in form
and substance satisfactory to the Lender, duly executed by Elduque LLC with respect to the property located at 600 West Avenue, Rochester, New York;

                           receipt by the Lender of satisfactory evidence that
all liens of the United States Small Business Administration on the assets of the Additional Borrower are released or terminated;

                           the filing by the Lender of one or more UCC-1
financing statements in such office or offices as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests purported to be granted by the Additional Borrower to the Lender by this Agreement and the Loan Agreement;

                           receipt by the Lender of a certificate dated as of a
recent date of the appropriate official(s) of the states of incorporation and each state of foreign qualification of the Additional Borrower, certifying as to the good standing of, and the payment of taxes by, the Additional Borrower in such states and listing all charter documents of the Additional Borrower on file with such official(s);

                           receipt by the Lender of a certificate dated as of
the effective date of this Agreement from an Authorized Person of the Additional Borrower certifying (i) the names and true signatures of the officers of the Additional Borrower authorized to sign this Agreement and the other documents contemplated hereby, (ii) copies of the Governing Documents of the Additional Borrower, as amended, modified, or supplemented to the effective date of this Agreement and (iii) a copy of the resolutions adopted by the Board of Directors of the Additional Borrower, certified as of the effective date of this Agreement by authorized officers thereof, authorizing, among other things, the execution of this Agreement; and

                           receipt by the Lender of such other agreements,
instruments, approvals or other documents reasonably requested by the Lender in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by the Loan Agreement or otherwise to effect the intent that the Additional Borrower shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that, to the extent set forth in the Loan Agreement, all property and assets of such Person shall become Collateral for the Obligations.

                  General Provisions. c) Except as contemplated to be supplemented hereby, the Loan Agreement, the Pledge Agreement, the Contribution Agreement, the Fee Letter and each other Loan Document shall continue to be, and shall remain, in full force and effect. Except as expressly contemplated hereby, this Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement, the Pledge Agreement, the Contribution Agreement or the Fee Letter or (ii) to prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement, the Pledge Agreement, the Contribution Agreement, the Fee Letter or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. It is understood and agreed that this Agreement shall constitute a "Loan Document" under the Loan Agreement and the other Loan Documents.

                           Representations and Warranties. Each Borrower hereby
confirms that as of the date hereof each representation and warranty made by it under the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty relates solely to an earlier date) and that no Default or Event of Default has occurred or is continuing under any Loan Document.

                           Costs and Expenses. The Borrowers hereby jointly and
severally agree to pay or reimburse the Lender for all of its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the reasonable fees and disbursements of counsel.

                           Counterparts. This Agreement may be executed by one
or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by an officer thereunto duly authorized, as of the date first above written.

                                               SAMUEL FRANK METAL COMPANY, INC.



                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

Acknowledged and Agreed to
this __ day of November, 2004:

BORROWERS:

METALICO, INC.
METALICO-COLLEGE GROVE, INC.
HHP CORPORATION
METALICO-EVANS, INC.
METALICO-GRANITE CITY, INC.
WEST COAST SHOT, INC.
METALLICO LYELL ACQUISITIONS, INC.
LAKE ERIE RECYCLING CORP.
METALICO HARTFORD, INC.
SANTA ROSA LEAD PRODUCTS, INC.
BUFFALO HAULING CORP.
GULF COAST RECYCLING, INC.
METALICO ALUMINUM RECOVERY, INC.
MAYCO INDUSTRIES, INC.



By:
   ------------------------------------
   Name:
   Title:


CONSENTED TO THIS ___ DAY OF
NOVEMBER, 2004:

WELLS FARGO FOOTHILL, INC., as Lender



By:
   ------------------------------------
   Name:
   Title: